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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported)     July 23, 2002




                             Urban Outfitters, Inc.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)




         PENNSYLVANIA                   0-16999                23-2003332
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   (State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)                 File Number)        Identification No.)




   1809 Walnut Street, Philadelphia, Pennsylvania                    19103
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      (Address of principal executive offices)                     (Zip Code)




 Registrant's telephone number, including area code:     (215) 564-2313
                                                     -------------------------




                                      n/a
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On July 23, 2002, the Company engaged KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending January 31, 2003. The appointment of KPMG LLP was effective immediately. The decision to engage KPMG LLP was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

          During the fiscal years ended January 31, 2002 and 2001 and through July 23, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (c)  None.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                            URBAN OUTFITTERS, INC.


                                            By:  /s/ Richard A. Hayne
                                                ----------------------------
                                                Richard A. Hayne
                                                President

Dated: July 23, 2002